UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2021

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The board of directors of BK Technologies Corporation (the “Company”) established December 17, 2021, as the date of the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). The Company will publish additional details regarding the exact time, location, and matters to be voted on at the 2021 Annual Meeting in the Company’s definitive proxy statement for the 2021 Annual Meeting. This date represents a change of more than 60 days from the anniversary date of the Company’s 2020 annual meeting of stockholders held on June 24, 2020. As a result, the deadlines for stockholders to submit proposals and nominations of directors for the 2021 Annual Meeting as set forth in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders no longer apply.

Under the Company’s Bylaws, for stockholder proposals and director nominations to be presented at the 2021 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is described below), the Company must receive proper written notice at the Company’s principal executive offices no later than close of business on October 12, 2021. The notice must include all of the information required by the Company’s Bylaws.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2021 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive office No later than close of business on October 12, 2021 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting.

All such proposals and nominations must be in writing and addressed to the Secretary of the Company at 7100 Technology Drive, West Melbourne, Florida 32904, Attn: William P. Kelly.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: September 29, 2021	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and
Chief Financial Officer

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